UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-2429

Exact name of registrant as specified in charter:  USAA MUTUAL FUND,INC.

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA MUTUAL FUND, INC.
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2006




ITEM 1. REPORT TO STOCKHOLDERS.
USAA GROWTH & INCOME FUND - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2006



[LOGO OF USAA]
   USAA(R)

                                  USAA GROWTH &
                                      INCOME Fund

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

      A n n u a l  R e p o r t

--------------------------------------------------------------------------------
      JULY 31, 2006

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

MANAGERS' COMMENTARY                                                         4

INVESTMENT OVERVIEW                                                         11

SHAREHOLDER VOTING RESULTS                                                  15

FINANCIAL INFORMATION

   Distributions to Shareholders                                            16

   Report of Independent Registered Public Accounting Firm                  17

   Portfolio of Investments                                                 18

   Notes to Portfolio of Investments                                        31

   Financial Statements                                                     33

   Notes to Financial Statements                                            36

EXPENSE EXAMPLE                                                             51

ADVISORY AGREEMENTS                                                         53

DIRECTORS' AND OFFICERS' INFORMATION                                        65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2006, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

                                    AS I WRITE THESE WORDS, INFLATION HAS TAKEN
[PHOTO OF CHRISTOPHER W. CLAUS]        CENTER STAGE. AND IT IS LIKELY TO STAY
                                   THERE - WITH A BRIGHT SPOTLIGHT ON IT - UNTIL
                                    INVESTORS ARE SURE THAT IT IS UNDER CONTROL.

                                                           "

                                                                     August 2006
--------------------------------------------------------------------------------

         As I write these words, inflation has taken center stage. And it is likely to stay there - with a bright spotlight on it - until investors are sure that it is under control.

         Since June 2004, the Federal Reserve Board (the Fed) has tried to manage inflation by raising short-term interest rates 17 consecutive times. But it cannot accurately predict how these past rate increases will affect future rates of inflation. So on August 8, the Fed "paused" in raising rates to let past increases work their way through the financial system.

         Economic growth has already moderated from its strong pace earlier this year, supporting the Fed's belief that the economy is cooling gradually. Inflationary trends, however, persist. Fed governors must try to strike the right balance if they are to give the economy "a soft landing," taming inflation without choking off growth and hurting corporate earnings.

         Regardless, companies can no longer rely on an expanding economy to help them maintain earnings. They must strive to increase productivity, cut expenses, or take profitable market share away from a competitor. The only other alternative is to raise prices - which would be inflationary.

         Some companies can and will grow. The challenge for investors is to find and buy those stocks before the rest of the market seizes

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the opportunity. In other words, it is a time for careful stock selection. At USAA Investment Management Company (IMCO), we have hired some of the finest money managers in the country, who work hard to make these decisions. They are seasoned equity professionals who at times have had success in up and down market cycles.

         In the bond market, long-term yields remain relatively low. The fixed-income market believes that to keep the economy from slowing too much, the Fed will eventually have to start lowering rates. If short-term rates do come down, bonds look attractive. In the interim, our fixed-income team has re-positioned your bond funds to take advantage of nearer-term opportunities. For investors who have been sitting tight in money market funds and short-term certificates of deposit (CDs), bonds with intermediate-term maturities may offer attractive values.

         Whatever happens in the months ahead, rest assured that all of us at IMCO will continue working in your best interests. Thank you for the opportunity to help you with your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board

         CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US AT (800) 531-8448 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY, DISTRIBUTOR (USAA). READ IT CAREFULLY BEFORE INVESTING.

         Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

Loomis, Sayles & Company, L.P.         Barrow, Hanley, Mewhinney & Strauss, Inc.
    MARK B. BARIBEAU, CFA                  MARK GIAMBRONE, CPA
    PAMELA N. CZEKANSKI, CFA               TIMOTHY J. CULLER, CFA
    RICHARD SKAGGS, CFA                    JAMES P. BARROW
                                           RAY NIXON, Jr.
Wellington Management Company, LLP         ROBERT J. CHAMBERS, CFA
    MATTHEW E. MEGARGEL, CFA               RICHARD A. ENGLANDER, CFA
    JEFF KRIPKE
    MAYA BITTAR, CFA
    FRANCIS BOGGAN, CFA
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

                 For the year ended July 31, 2006, the USAA Growth & Income Fund had a total return of 1.22%. This compares to a return of 5.07% for the Lipper Multi-Cap Core Funds Index and 5.14% for the Russell 3000 Index.

                 In March 2006, your Fund's Board of Directors added two new subadvisers. Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) joined the incumbent subadviser, Wellington Management Company, LLP (Wellington Management), in managing your Fund.

                 Barrow Hanley is a value-oriented manager, and the benchmark for its portion of the Fund is the Russell 3000 Value Index. Loomis Sayles is a growth-oriented manager, and the benchmark for its portion of the Fund is the Russell 3000 Growth Index. Wellington Management continues to manage in a "core" style that encompasses both growth and value, and the benchmark for its portion of the Fund is the Russell 3000 Index.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 12 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

HOW DID THE WELLINGTON MANAGEMENT PORTION OF THE FUND PERFORM?

                 Wellington Management's portion outperformed the Russell 3000 Index for the full reporting year. Stock selection, particularly in the energy, industrials, materials, and consumer staples sectors, was the biggest positive performance factor.

                 Energy was the top performing sector for the year, for both the broad market and the Wellington Management portion. We benefited from overweight exposure to the sector and strong stock selection, because several energy companies were among the largest contributors to performance. In particular, Chesapeake Energy Corp., Noble Energy, Inc., and Schlumberger Ltd. performed well, as did Cameco Corp., the world's largest uranium producer.

                 Within the industrials sector, capital goods companies drove performance within the Wellington Management portion of the Fund, with positive contributions from Lockheed Martin Corp., Precision Castparts Corp., and United Technologies Corp. Metals and mining companies Rio Tinto plc ADR, Newmont Mining Corp., and Inco Ltd. were the main drivers of performance in the materials sector. Inco benefited from a takeover bid and strong secular demand for commodities, but we took profits and eliminated the position, given concerns over merger-integration risks. Within consumer staples, PepsiCo, Inc. had a steady rise due to strong earning across all four divisions. The company continues to achieve strong volume growth, and continued savings from restructuring has offset margin pressure from increases in input costs. On an absolute basis, capital market companies Bank of America Corp., E*TRADE Financial Corp., and Merrill Lynch & Co., Inc. were among the top contributors.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-30.

                 NEWMONT MINING WAS SOLD OUT OF THE FUND PRIOR TO JULY 31, 2006.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 Detractors from relative performance included stock selection in telecommunication services and information technology and our positioning within health care. In the telecommunication sector, we were hurt by weak results from Sprint Nextel Corp., because merger costs were higher than expected and prepaid growth hurt conventional subscriber growth. We continue to hold the stock, given, in our opinion, a very attractive valuation and lower relative customer churn in prepaid services. In information technology, we were hurt by poor performance from Adobe Systems, Inc., Marvell Technology Group Ltd., and EMC Corp. The Fund's overweight exposure to the weak-performing health care sector also detracted from benchmark-relative returns.

HOW WAS THE WELLINGTON MANAGEMENT PORTION POSITIONED MOVING INTO THE NEW REPORTING YEAR?

                 We were overweight in health care, favoring companies that will benefit from increased secular demand and were somewhat insulated from negative pricing pressures (Sanofi-Aventis ADR) and information technology, given our confidence in new product cycles (Microsoft Corp., Adobe) and growth drivers (Google, Inc.). We remain underweight in utilities, which appear expensive on a price-to-earnings basis and less attractive on a relative-yield basis, given our modestly higher interest rate outlook, and in banks, which are suffering from contracting net income margins due to higher Federal Reserve Board (the Fed) rates.

                 We continue to look for holdings characterized by lower valuations and higher growth, and those where we have strong conviction in the underlying fundamentals.

HOW DID THE LOOMIS SAYLES PORTION OF THE FUND PERFORM?

                 In the less than five-month period since we began as subadvisers, our portion of the Fund underperformed the Russell 3000 Growth Index, because the market turned against high-growth stocks given concerns about rising interest rates, a potential

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 housing bubble, and the sustainability of consumer spending. Even though earnings on the whole for growth companies remained strong, the market anticipated difficulties in economic sectors that depend on a growing economy and high levels of consumer spending. This led to multiple (valuation) compression across the market, which naturally punished the stocks of high growth companies that tend to command higher valuations.

WHAT INDIVIDUAL STOCK HOLDINGS PROVED MOST DETRIMENTAL TO PERFORMANCE IN THE LOOMIS SAYLES PORTION OF THE FUND?

                 The two worst holdings were QUALCOMM, Inc. and Corning, Inc. QUALCOMM was hurt by a disagreement with Nokia Corp. ADR, one of its biggest clients, while Corning fell on concerns about excessive flat-panel glass inventory and a disappointing outlook. Other stocks that detracted from performance were TD Ameritrade Holding Corp. and NYSE Group, as well as Broadcom Corp., which got into trouble with the Securities and Exchange Commission over stock options. All five stocks were sold from our portion of the Fund.

                 One of the ways we at Loomis Sayles control losses when the market turns against growth companies is through our stop-loss discipline. Additionally, we are more comfortable taking valuation risk than fundamental risk, which means that if a company reports poor fundamental performance in terms of revenue or earnings, we'll quickly reduce, or even eliminate, a position.

WHICH STOCKS HELPED PERFORMANCE IN THE LOOMIS SAYLES PORTION OF THE FUND?

                 Akamai Technologies, Inc. was the biggest contributor, because the company continued to benefit from its position as the premier company supporting the growing volume of Internet downloads. Other strong stocks were Hansen Natural Corp., the

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 beverage company that has a new distribution agreement with Anheuser-Busch, Inc., and Allegheny Technologies, Inc., a maker of precision metals, which we sold and took profits on.

HAVE YOU MADE ADJUSTMENTS TO THE LOOMIS SAYLES PORTION IN LIGHT OF MARKET CONDITIONS?

                 Yes. We've adjusted our stance in consumer discretionary stocks with the addition of media holdings News Corp. and The McGraw-Hill Companies. Financial services continue to be our largest sector exposure. We've cut exposure to technology and increased our holdings in consumer staples by adding stocks such as PepsiCo, Procter & Gamble Co., and CVS Corp. Within health care, we are underweight and have adjusted our stance, buying pharmaceutical stocks Wyeth and Abbott Laboratories, which are more defensive.

                 Moving forward, we believe the end of Fed rate hikes have the potential to begin to change the overall market environment and allow investors to once again be willing to pay a premium for high-growth companies.

HOW DID THE BARROW HANLEY PORTION OF THE FUND PERFORM?

                 For the less than five-month period since we began managing a portion of the Fund, we underperformed the Russell 3000 Value Index. The primary culprit was our exposure in the consumer discretionary sector; in fact, our holdings in the sector accounted for all of the relative underperformance.

WHY WAS BARROW HANLEY'S EXPOSURE TO CONSUMER DISCRETIONARY STOCKS SO NEGATIVE?

                 As the Fed continued to raise interest rates, concerns grew about consumer spending, especially in light of rising energy prices and a cooling housing market. This led to a difficult stock

                 MCGRAW-HILL COMPANIES AND CVS CORP. WERE PURCHASED AFTER JULY 31, 2006.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 market environment for companies that depend on consumer discretionary spending as well as for firms that use a lot of energy. For instance, two of our longtime major holdings, Carnival Corp. and Royal Caribbean Cruises Ltd., were victims of the environment in two ways; not only did higher fuel prices bite into their profits, but they also were hesitant to pass these prices on to travelers given fears about the consumer in a highly competitive business. So although they actually increased revenues, their stocks were hurt. Other stocks with similar consumer-related problems were Winnebago Industries, Inc., Dollar General Corp., Family Dollar Stores, Inc., and Brunswick Corp.

WHAT OTHER SECTOR EXPOSURE HAD AN IMPACT ON RELATIVE PERFORMANCE IN THE BARROW HANLEY PORTION OF THE FUND?

                 Beyond consumer discretionary stocks, industrials and financials detracted from performance. The sectors that contributed most positively to performance in the Barrow Hanley portion of the Fund were consumer staples -- which unlike consumer discretionary stocks, include companies that make things people buy regardless of the economic environment -- as well as information technology, where we were underweight and had a variety of stocks that did well. Additionally, while our health care holdings overall had little impact on relative performance, two of our top 10 holdings, WellPoint, Inc. and Pfizer, Inc., rallied nicely later in the period. Health care is traditionally a good sector in a slowing economy, and we believe it is undervalued.

WHAT'S BARROW HANLEY'S VIEW GOING FORWARD?

                 In our view, the market over the past few months has overreacted to what it believed may happen in the future, as opposed to what was really happening within individual companies.

                 Brunswick Corp. was sold out of the Fund prior to July 31, 2006.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 Within financial services, we at Barrow Hanley believe that valuations for real estate investment trusts (REITs) and capital markets are excessive. Our insurance holdings have been able to put through price increases and, in our opinion, are well-positioned to outperform, especially if this hurricane season is less damaging than last year's. Expecting that we were nearing the end of Fed rate hikes, we have been increasing our exposure to banks on a stock-by-stock basis.

                 Within consumer discretionary, we believe that oil prices are unsustainably high and will correct downward. So much bad news in terms of fuel costs and consumer spending has been priced into our cruise-line holdings and stocks, such as Winnebago Industries, that they have the potential to bounce back nicely.

                 At Barrow Hanley, we believe there are three ways to make money in the market: growth in price-to-earnings ratios, dividend yields, or earnings growth. We think the market is fairly valued in terms of price-to-earnings, dividends are stable, and earnings growth is slowing along with the economy. Therefore, we would expect average to below-average returns for the rest of the year. However, we are very happy with the quality of companies in the Barrow Hanley portion of the portfolio. The companies we own as a group are trading at a big discount to the overall market in terms of valuation, but we're earning a yield in excess of the market. We believe a lot of things went against us over the past year, because long-term holdings suffered from a variety of problems largely beyond their control. We know these companies, and we know their management, and we have a high degree of confidence in their prospects.

                 From all of the subadvisers, we thank you for your confidence and trust and will continue to work hard on your behalf.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA GROWTH & INCOME FUND (Ticker Symbol: USGRX)

OBJECTIVE
--------------------------------------------------------------------------------

                 Capital growth and, secondarily, current income.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

-----------------------------------------------------------------------------------------
                                                     7/31/06                  7/31/05
-----------------------------------------------------------------------------------------
Net Assets                                       $1,377.0 Million        $1,329.9 Million
Net Asset Value Per Share                            $18.14                   $19.16

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/06
--------------------------------------------------------------------------------

1 YEAR                              5 YEARS                           10 YEARS
1.22%                                2.45%                              7.55%

                 The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

12

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    RUSSELL            LIPPER MULTI-CAP          USAA GROWTH &
                  3000 INDEX           CORE FUNDS INDEX           INCOME FUND
                  ----------           ----------------          -------------
07/31/96          $10,000.00             $10,000.00               $10,000.00
08/31/96           10,303.36              10,333.78                10,341.75
09/30/96           10,864.13              10,857.21                10,826.22
10/31/96           11,062.73              10,992.75                11,032.66
11/30/96           11,843.06              11,703.00                11,767.38
12/31/96           11,700.42              11,560.01                11,790.23
01/31/97           12,347.90              12,107.80                12,276.98
02/28/97           12,361.39              12,071.94                12,392.88
03/31/97           11,802.04              11,625.83                12,059.89
04/30/97           12,383.38              12,028.14                12,424.40
05/31/97           13,229.15              12,839.80                13,269.75
06/30/97           13,779.12              13,324.26                13,743.03
07/31/97           14,859.33              14,336.77                14,669.09
08/31/97           14,256.65              13,942.83                14,225.51
09/30/97           15,065.05              14,709.51                14,836.35
10/31/97           14,559.03              14,156.11                14,261.73
11/30/97           15,116.46              14,396.63                14,676.73
12/31/97           15,419.26              14,597.38                14,860.75
01/31/98           15,499.17              14,679.06                14,714.66
02/28/98           16,607.90              15,727.16                15,769.77
03/31/98           17,431.01              16,465.08                16,587.20
04/30/98           17,602.39              16,643.51                16,701.15
05/31/98           17,168.02              16,186.76                16,286.06
06/30/98           17,748.52              16,640.99                16,314.79
07/31/98           17,426.26              16,301.56                15,401.16
08/31/98           14,756.79              13,763.80                13,027.36
09/30/98           15,763.42              14,416.27                13,462.42
10/31/98           16,959.96              15,399.97                14,543.22
11/30/98           17,997.26              16,225.39                15,425.15
12/31/98           19,141.13              17,325.60                15,820.58
01/31/99           19,791.40              17,900.30                16,254.49
02/28/99           19,090.37              17,210.74                15,837.93
03/31/99           19,790.85              17,754.16                16,553.53
04/30/99           20,684.17              18,478.42                17,744.62
05/31/99           20,291.05              18,271.96                17,518.58
06/30/99           21,316.47              19,167.55                18,358.45
07/31/99           20,670.12              18,745.47                17,792.37
08/31/99           20,435.08              18,418.75                17,322.08
09/30/99           19,912.78              17,959.59                16,710.69
10/31/99           21,161.84              18,871.13                17,367.25
11/30/99           21,754.08              19,478.64                17,439.20
12/31/99           23,142.16              20,923.58                18,052.59
01/31/00           22,234.96              20,332.37                17,365.21
02/29/00           22,441.05              21,115.71                16,542.17
03/31/00           24,199.05              22,469.12                18,333.23
04/30/00           23,346.27              21,634.99                18,315.11
05/31/00           22,690.55              20,883.09                18,369.48
06/30/00           23,362.36              21,763.72                18,323.05
07/31/00           22,949.43              21,423.65                17,968.94
08/31/00           24,651.41              22,935.04                18,840.60
09/30/00           23,535.25              21,881.49                18,214.49
10/31/00           23,200.15              21,634.27                18,621.94
11/30/00           21,061.75              19,792.25                17,992.25
12/31/00           21,415.70              20,225.41                18,593.03
01/31/01           22,148.30              20,923.59                19,057.16
02/28/01           20,124.66              19,040.02                18,193.88
03/31/01           18,812.81              17,910.69                17,421.87
04/30/01           20,321.51              19,361.64                18,686.88
05/31/01           20,484.72              19,524.78                18,742.69
06/30/01           20,107.01              19,188.80                18,254.75
07/31/01           19,775.63              18,802.99                18,347.93
08/31/01           18,608.15              17,737.66                17,239.04
09/30/01           16,966.44              15,919.40                15,847.16
10/31/01           17,361.18              16,351.64                16,033.92
11/30/01           18,698.40              17,635.75                17,247.91
12/31/01           18,961.95              18,048.98                17,453.71
01/31/02           18,724.17              17,649.85                17,173.60
02/28/02           18,341.28              17,331.06                16,980.42
03/31/02           19,145.46              18,032.48                17,483.84
04/30/02           18,141.01              17,266.00                16,613.52
05/31/02           17,930.83              17,124.57                16,478.14
06/30/02           16,640.09              15,782.97                15,289.02
07/31/02           15,317.15              14,538.25                14,175.50
08/31/02           15,389.50              14,630.23                14,223.92
09/30/02           13,772.52              13,284.79                12,800.16
10/31/02           14,869.18              14,125.95                13,672.24
11/30/02           15,768.93              14,986.16                14,650.91
12/31/02           14,877.43              14,125.06                13,740.84
01/31/03           14,513.40              13,886.55                13,333.78
02/28/03           14,274.62              13,646.81                13,105.43
03/31/03           14,424.73              13,690.95                13,178.58
04/30/03           15,602.63              14,755.71                14,152.56
05/31/03           16,544.47              15,753.56                15,017.22
06/30/03           16,767.73              15,988.76                15,304.35
07/31/03           17,152.38              16,297.69                15,672.29
08/31/03           17,532.48              16,798.84                16,010.39
09/30/03           17,342.14              16,575.38                15,778.73
10/31/03           18,391.68              17,562.54                16,814.06
11/30/03           18,645.00              17,836.75                17,062.93
12/31/03           19,497.82              18,547.90                17,756.09
01/31/04           19,904.56              18,983.68                18,005.20
02/29/04           20,172.71              19,278.52                18,284.19
03/31/04           19,933.25              19,059.69                18,023.18
04/30/04           19,521.11              18,658.41                17,704.18
05/31/04           19,804.81              18,881.88                17,923.49
06/30/04           20,198.43              19,299.85                18,437.92
07/31/04           19,434.62              18,508.52                17,670.09
08/31/04           19,514.65              18,494.90                17,580.34
09/30/04           19,814.63              18,890.40                17,883.59
10/31/04           20,140.08              19,175.39                18,033.29
11/30/04           21,076.31              20,137.95                18,941.44
12/31/04           21,827.29              20,846.04                19,644.29
01/31/05           21,245.93              20,371.79                19,217.94
02/28/05           21,713.62              20,783.67                19,569.68
03/31/05           21,346.35              20,456.90                19,256.56
04/30/05           20,882.57              19,900.05                18,851.16
05/31/05           21,673.83              20,714.90                19,544.61
06/30/05           21,825.24              20,942.98                19,638.33
07/31/05           22,720.63              21,830.74                20,460.60
08/31/05           22,504.03              21,731.33                20,439.25
09/30/05           22,700.91              21,926.54                20,574.00
10/31/05           22,275.76              21,473.18                20,082.36
11/30/05           23,144.01              22,299.62                20,948.07
12/31/05           23,163.05              22,559.89                20,998.52
01/31/06           23,936.96              23,397.80                21,726.53
02/28/06           23,979.52              23,304.79                21,578.65
03/31/06           24,394.01              23,824.19                21,777.58
04/30/06           24,658.66              24,119.33                22,062.33
05/31/06           23,869.19              23,283.83                21,003.06
06/30/06           23,911.42              23,215.21                21,040.96
07/31/06           23,889.03              22,937.01                20,709.87

                                   [END CHART]

                   DATA FROM 7/31/96 THROUGH 7/31/06.

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the following benchmarks:

                 o The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                 o The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

                 Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

------------------------------------------------------
               TOP 10 EQUITY HOLDINGS
                 (% of Net Assets)
------------------------------------------------------

Altria Group, Inc.                                 1.5%

Bank of America Corp.                              1.5%

ConocoPhillips                                     1.4%

Citigroup, Inc.                                    1.2%

Google, Inc. "A"                                   1.2%

WellPoint, Inc.                                    1.1%

Apple Computer, Inc.                               1.0%

Goldman Sachs Group, Inc.                          1.0%

Occidental Petroleum Corp.                         1.0%

UST, Inc.                                          1.0%

14

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         HIGHLIGHTS

                             SECTOR ASSET ALLOCATION
                           7/31/2006

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Financials                                              23.9%
Consumer Discretionary                                  13.9%
Health Care                                             12.5%
Short-Term Investments*                                 12.2%
Information Technology                                  11.6%
Industrials                                             11.4%
Consumer Staples                                         8.7%
Energy                                                   8.7%
Utilities                                                3.6%
Materials                                                1.4%
Telecommunication Services                               1.3%
Exchange-Traded Funds**                                  0.2%

                          [END CHART]

                  *INCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS
                   PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED.

                 **EXCHANGE-TRADED FUNDS (ETFS) ARE BASKETS OF SECURITIES AND
                   ARE TRADED, LIKE INDIVIDUAL STOCKS, ON AN EXCHANGE. THESE PARTICULAR ETFS REPRESENT MULTIPLE SECTORS.

                 PERCENTAGE ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 S H A R E H O L D E R
======================----------------------------------------------------------
                       Voting RESULTS

                 On July 19, 2006, a meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 26, 2006, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

                 The following proposals and voting results pertain to one or more series within USAA Mutual Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposal 2 are for the USAA Growth & Income Fund.

PROPOSAL 1
--------------------------------------------------------------------------------

                 Re-election of the Funds' Board of Directors.

NUMBER OF SHARES VOTING
-----------------------------------------------------------------
     DIRECTORS                    FOR              VOTES WITHHELD
-----------------------------------------------------------------
Richard A. Zucker             3,210,416,576         101,025,630
Barbara B. Dreeben            3,205,552,151         105,890,055
Robert L. Mason, Ph.D.        3,210,691,692         100,750,514
Michael F. Reimherr           3,212,057,600          99,384,606
Christopher W. Claus          3,209,754,156         101,688,050

PROPOSAL 2
--------------------------------------------------------------------------------

                 Approval of a reorganization plan for the Fund.

NUMBER OF SHARES VOTING
-----------------------------------------------------------------
   FOR            AGAINST         ABSTAIN        BROKER NON-VOTE*
-----------------------------------------------------------------
54,176,305       1,206,932       1,073,654          1,657,384

                 *Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

16

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA GROWTH & INCOME FUND

                 The following federal tax information related to the Fund's fiscal year ended July 31, 2006, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2007.

                 For the year ended July 31, 2006, the Fund distributed long-term realized capital gains of $0.964476 per share.

                 94.88% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

                 For the tax year ended July 31, 2006, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
=======================---------------------------------------------------------
                        Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Growth & Income Fund (a portfolio of USAA Mutual Funds Trust, formerly USAA Mutual Fund, Inc.) (the "Fund"), including the portfolio of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 13, 2006

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.2%)

              COMMON STOCKS (97.0%)

              CONSUMER DISCRETIONARY (13.9%)
              ------------------------------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.0%)(a)
    3,300     Fossil, Inc.                                                       $       60
                                                                                 ----------
              APPAREL RETAIL (0.6%)
   25,000     Abercrombie & Fitch Co. "A"                                             1,324
  196,425     American Eagle Outfitters, Inc.                                         6,455
   45,350     Jos. A. Bank Clothiers, Inc.*(h)                                        1,142
                                                                                 ----------
                                                                                      8,921
                                                                                 ----------
              AUTOMOBILE MANUFACTURERS (0.2%)
   93,400     Winnebago Industries, Inc.(h)                                           2,700
                                                                                 ----------
              AUTOMOTIVE RETAIL (0.4%)
  152,200     Advance Auto Parts, Inc.                                                4,607
   37,100     O'Reilly Automotive, Inc.*                                              1,052
                                                                                 ----------
                                                                                      5,659
                                                                                 ----------
              BROADCASTING & CABLE TV (0.5%)
  183,600     CBS Corp. "B"                                                           5,036
   58,700     Univision Communications, Inc. "A"*                                     1,961
                                                                                 ----------
                                                                                      6,997
                                                                                 ----------
              CASINOS & GAMING (1.3%)
  205,300     GTECH Holdings Corp.                                                    6,917
  106,425     Las Vegas Sands Corp.*                                                  6,602
   71,700     Penn National Gaming, Inc.*                                             2,371
   23,700     Scientific Games Corp. "A"*                                               805
   20,800     Shuffle Master, Inc.*(h)                                                  606
                                                                                 ----------
                                                                                     17,301
                                                                                 ----------
              CATALOG RETAIL (0.1%)
   43,000     Coldwater Creek, Inc.*                                                    857
                                                                                 ----------
              CONSUMER ELECTRONICS (0.3%)
   51,100     Garmin Ltd.(h)                                                          4,854
                                                                                 ----------
              DEPARTMENT STORES (1.5%)
   50,900     Federated Department Stores, Inc.                                       1,787
  118,025     J.C. Penney Co., Inc.                                                   7,431

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
  191,000     Nordstrom, Inc.                                                    $    6,551
   35,125     Sears Holdings Corp.*                                                   4,821
                                                                                 ----------
                                                                                     20,590
                                                                                 ----------
              DISTRIBUTORS (0.2%)
   82,500     Genuine Parts Co.                                                       3,435
                                                                                 ----------
              EDUCATION SERVICES (0.1%)
   30,700     Career Education Corp.*                                                   874
    9,500     ITT Educational Services, Inc.*                                           640
                                                                                 ----------
                                                                                      1,514
                                                                                 ----------
              GENERAL MERCHANDISE STORES (0.5%)
  200,700     Dollar General Corp.                                                    2,693
  215,000     Family Dollar Stores, Inc.                                              4,885
                                                                                 ----------
                                                                                      7,578
                                                                                 ----------
              HOME IMPROVEMENT RETAIL (0.7%)
   62,400     Lowe's Companies, Inc.                                                  1,769
  146,500     Sherwin-Williams Co.                                                    7,413
                                                                                 ----------
                                                                                      9,182
                                                                                 ----------
              HOTELS, RESORTS, & CRUISE LINES (1.4%)
  126,100     Carnival Corp.                                                          4,913
  130,100     Royal Caribbean Cruises Ltd.                                            4,410
  178,225     Starwood Hotels and Resorts, Inc.                                       9,371
                                                                                 ----------
                                                                                     18,694
                                                                                 ----------
              HOUSEHOLD APPLIANCES (1.5%)
  306,800     Stanley Works                                                          13,919
   88,700     Whirlpool Corp.                                                         6,847
                                                                                 ----------
                                                                                     20,766
                                                                                 ----------
              INTERNET RETAIL (0.0%)(a)
   22,500     Priceline.com, Inc.*(h)                                                   605
                                                                                 ----------
              LEISURE PRODUCTS (0.6%)
  421,900     Mattel, Inc.                                                            7,611
                                                                                 ----------
              MOVIES & ENTERTAINMENT (0.8%)
  335,425     News Corp. "A"                                                          6,454
  106,700     Time Warner, Inc.                                                       1,761
   70,600     Viacom, Inc. "B"*                                                       2,460
                                                                                 ----------
                                                                                     10,675
                                                                                 ----------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              PUBLISHING (0.3%)
   82,200     Gannett Co., Inc.                                                  $    4,284
                                                                                 ----------
              RESTAURANTS (2.0%)
  132,825     Chipotle Mexican Grill, Inc. "A"*(h)                                    6,973
   41,200     RARE Hospitality International, Inc.*                                   1,084
  305,975     Starbucks Corp.*                                                       10,483
  348,775     Tim Hortons, Inc.*(h)                                                   8,698
                                                                                 ----------
                                                                                     27,238
                                                                                 ----------
              SPECIALIZED CONSUMER SERVICES (0.3%)
  208,800     H&R Block, Inc.                                                         4,750
                                                                                 ----------
              SPECIALTY STORES (0.6%)
   59,400     Michaels Stores, Inc.                                                   2,520
  141,425     Office Depot, Inc.*                                                     5,098
                                                                                 ----------
                                                                                      7,618
                                                                                 ----------
              Total Consumer Discretionary                                          191,889
                                                                                 ----------
              CONSUMER STAPLES (8.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.7%)
  208,450     Archer-Daniels-Midland Co.                                              9,172
                                                                                 ----------
              FOOD RETAIL (0.7%)
  169,600     Whole Foods Market, Inc.                                                9,754
                                                                                 ----------
              HOUSEHOLD PRODUCTS (0.4%)
   95,300     Procter & Gamble Co.                                                    5,356
                                                                                 ----------
              PACKAGED FOODS & MEAT (0.5%)
  193,800     ConAgra Foods, Inc.                                                     4,167
   46,300     General Mills, Inc.                                                     2,403
                                                                                 ----------
                                                                                      6,570
                                                                                 ----------
              SOFT DRINKS (1.7%)
  253,800     Hansen Natural Corp.*(h)                                               11,672
  192,600     PepsiCo, Inc.                                                          12,207
                                                                                 ----------
                                                                                     23,879
                                                                                 ----------
              TOBACCO (4.7%)
  259,500     Altria Group, Inc.                                                     20,752
  167,400     Imperial Tobacco Group plc ADR                                         10,923
  183,600     Loews Corp. - Carolina Group                                           10,535

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   61,800     Reynolds American, Inc.(h)                                         $    7,835
  284,700     UST, Inc.(h)                                                           14,391
                                                                                     64,436
                                                                                 ----------
              Total Consumer Staples                                                119,167
                                                                                 ----------
              ENERGY (8.7%)
              -------------
              COAL & CONSUMABLE FUELS (0.1%)
   30,000     Cameco Corp.                                                            1,197
                                                                                 ----------
              INTEGRATED OIL & GAS (4.3%)
  106,900     BP plc ADR                                                              7,752
   49,600     Chevron Corp.                                                           3,263
  281,300     ConocoPhillips                                                         19,309
   99,500     Exxon Mobil Corp.                                                       6,740
   45,660     Marathon Oil Corp.                                                      4,139
   65,900     Murphy Oil Corp.                                                        3,391
  133,200     Occidental Petroleum Corp.                                             14,352
                                                                                 ----------
                                                                                     58,946
                                                                                 ----------
              OIL & GAS DRILLING (0.1%)
   67,200     Patterson-UTI Energy, Inc.                                              1,903
                                                                                 ----------
              OIL & GAS EQUIPMENT & SERVICES (1.9%)
   91,875     Baker Hughes, Inc.                                                      7,346
  213,100     Halliburton Co.                                                         7,109
  130,150     National-Oilwell Varco, Inc.*                                           8,725
   54,900     Schlumberger Ltd.                                                       3,670
                                                                                 ----------
                                                                                     26,850
                                                                                 ----------
              OIL & GAS EXPLORATION & PRODUCTION (2.1%)
   51,200     Anadarko Petroleum Corp.                                                2,342
  118,700     Chesapeake Energy Corp.                                                 3,905
  154,800     Noble Energy, Inc.                                                      7,835
  231,225     Southwestern Energy Co.*                                                7,954
   93,700     Ultra Petroleum Corp.*(h)                                               5,487
   21,300     Woodside Petroleum Ltd. ADR                                               705
                                                                                 ----------
                                                                                     28,228
                                                                                 ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
  166,100     El Paso Corp.                                                           2,657
                                                                                 ----------
              Total Energy                                                          119,781
                                                                                 ----------

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              FINANCIALS (23.9%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (4.0%)
   89,400     Affiliated Managers Group, Inc.*(h)                                $    8,185
   71,850     BlackRock, Inc. "A"                                                     9,280
  143,125     Northern Trust Corp.                                                    8,172
  170,550     Nuveen Investments, Inc. "A"                                            8,099
  179,725     State Street Corp.                                                     10,794
  244,000     T. Rowe Price Group, Inc.                                              10,080
                                                                                 ----------
                                                                                     54,610
                                                                                 ----------
              CONSUMER FINANCE (1.5%)
   98,500     Capital One Financial Corp.                                             7,619
  117,400     First Marblehead Corp.(h)                                               5,377
  164,400     SLM Corp.                                                               8,269
                                                                                 ----------
                                                                                     21,265
                                                                                 ----------
              DIVERSIFIED BANKS (0.6%)
  112,700     Wells Fargo & Co.                                                       8,153
                                                                                 ----------
              DIVERSIFIED CAPITAL MARKETS (0.2%)
   61,400     UBS AG                                                                  3,340
                                                                                 ----------
              INSURANCE BROKERS (0.5%)
  193,100     Willis Group Holdings Ltd.                                              6,282
                                                                                 ----------
              INVESTMENT BANKING & BROKERAGE (3.1%)
   41,725     Bear Stearns Companies, Inc.                                            5,919
  117,700     E*TRADE Financial Corp.*                                                2,744
   93,025     Goldman Sachs Group, Inc.                                              14,209
   73,900     Investment Technology Group, Inc.*                                      3,722
  199,800     Lehman Brothers Holdings, Inc.                                         12,977
   45,700     Merrill Lynch & Co., Inc.                                               3,328
                                                                                 ----------
                                                                                     42,899
                                                                                 ----------
              LIFE & HEALTH INSURANCE (0.4%)
   96,450     Principal Financial Group, Inc.                                         5,208
                                                                                 ----------
              MULTI-LINE INSURANCE (1.6%)
  141,900     American International Group, Inc.                                      8,609
  156,150     Hartford Financial Services Group, Inc.                                13,248
                                                                                 ----------
                                                                                     21,857
                                                                                 ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (3.0%)
  410,608     Bank of America Corp.                                              $   21,159
  354,074     Citigroup, Inc.                                                        17,105
   74,100     J.P. Morgan Chase & Co.                                                 3,380
                                                                                 ----------
                                                                                     41,644
                                                                                 ----------
              PROPERTY & CASUALTY INSURANCE (2.4%)
   68,300     ACE Ltd.                                                                3,520
  177,800     Allstate Corp.                                                         10,103
  172,000     Axis Capital Holdings Ltd.(h)                                           5,084
   29,100     Chubb Corp.                                                             1,467
   50,900     W.R. Berkley Corp.                                                      1,832
  176,200     XL Capital Ltd. "A"                                                    11,224
                                                                                 ----------
                                                                                     33,230
                                                                                 ----------
              REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
  466,275     CB Richard Ellis Group, Inc. "A"*                                      10,972
   46,700     Jones Lang LaSalle, Inc.                                                3,815
                                                                                 ----------
                                                                                     14,787
                                                                                 ----------
              REGIONAL BANKS (1.0%)
   63,100     PNC Financial Services Group, Inc.                                      4,470
  234,000     South Financial Group, Inc.                                             6,323
  110,200     TCF Financial Corp.                                                     2,965
                                                                                 ----------
                                                                                     13,758
                                                                                 ----------
              REITS - INDUSTRIAL (0.2%)
   52,200     First Industrial Realty Trust, Inc.(h)                                  2,103
                                                                                 ----------
              REITS - OFFICE (0.3%)
  377,600     American Financial Realty Trust(h)                                      4,373
                                                                                 ----------
              REITS - RETAIL (0.2%)
   26,600     Simon Property Group, Inc.                                              2,275
                                                                                 ----------
              SPECIALIZED FINANCE (1.1%)
   29,525     Chicago Mercantile Exchange Holdings, Inc.                             13,617
   62,300     Nasdaq Stock Market, Inc.*                                              1,715
                                                                                 ----------
                                                                                     15,332
                                                                                 ----------
              THRIFTS & MORTGAGE FINANCE (2.7%)
   23,800     Golden West Financial Corp.                                             1,753
   30,300     IndyMac Bancorp, Inc.                                                   1,280
   90,300     MGIC Investment Corp.(h)                                                5,139

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
  377,700     New York Community Bancorp, Inc.                                   $    6,168
  186,805     People's Bank(h)                                                        6,704
  109,600     Radian Group, Inc.                                                      6,744
  215,100     Washington Mutual, Inc.                                                 9,615
                                                                                 ----------
                                                                                     37,403
                                                                                 ----------
              Total Financials                                                      328,519
                                                                                 ----------
              HEALTH CARE (12.5%)
              -------------------
              BIOTECHNOLOGY (2.0%)
   76,500     Alkermes, Inc.*                                                         1,313
   61,200     Amgen, Inc.*                                                            4,268
  134,000     Genentech, Inc.*                                                       10,830
  188,000     Gilead Sciences, Inc.*                                                 11,558
                                                                                 ----------
                                                                                     27,969
                                                                                 ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
   25,900     Patterson Companies, Inc.*                                                861
                                                                                 ----------
              HEALTH CARE EQUIPMENT (2.5%)
  210,700     Baxter International, Inc.                                              8,849
   30,200     Biomet, Inc.                                                              995
  135,200     Hillenbrand Industries, Inc.                                            6,714
   46,175     Intuitive Surgical, Inc.*(h)                                            4,396
   19,900     Kinetic Concepts, Inc.*                                                   887
  110,500     Medtronic, Inc.                                                         5,583
  135,600     ResMed, Inc.*                                                           6,293
                                                                                 ----------
                                                                                     33,717
                                                                                 ----------
              HEALTH CARE FACILITIES (1.1%)
  998,100     HEALTHSOUTH Corp.*(h)                                                   3,943
  261,900     Service Corp. International                                             1,967
  133,600     Triad Hospitals, Inc.*                                                  5,206
   82,000     Universal Health Services, Inc. "B"                                     4,592
                                                                                 ----------
                                                                                     15,708
                                                                                 ----------
              HEALTH CARE SERVICES (0.9%)
   27,600     Amedisys, Inc.                                                          1,054
   83,175     Express Scripts, Inc.*                                                  6,407
   66,200     Medco Health Solutions, Inc.*                                           3,928
   28,400     Omnicare, Inc.                                                          1,285
                                                                                 ----------
                                                                                     12,674
                                                                                 ----------

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                   (continued)

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JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
    8,700     Fisher Scientific International, Inc.*                             $      645
   27,000     Waters Corp.*                                                           1,098
                                                                                 ----------
                                                                                      1,743
                                                                                 ----------
              MANAGED HEALTH CARE (2.1%)
   27,900     Aetna, Inc.                                                               879
  131,000     Coventry Health Care, Inc.*                                             6,904
   35,100     Health Net, Inc.*                                                       1,473
   75,400     UnitedHealth Group, Inc.                                                3,606
  209,528     WellPoint, Inc.*                                                       15,610
                                                                                 ----------
                                                                                     28,472
                                                                                 ----------
              PHARMACEUTICALS (3.7%)
   58,100     Abbott Laboratories                                                     2,775
    3,700     Biovail Corp.                                                              82
  284,900     Bristol-Myers Squibb Co.                                                6,829
   51,300     Eisai Co. Ltd. ADR                                                      2,370
   56,800     Elan Corp. plc ADR*                                                       871
   55,400     Eli Lilly and Co.                                                       3,145
    9,000     Forest Laboratories, Inc.*                                                417
  455,500     Pfizer, Inc.                                                           11,838
   88,300     Sanofi-Aventis ADR                                                      4,185
  524,800     Schering-Plough Corp.                                                  10,727
  216,500     Valeant Pharmaceuticals International(h)                                3,741
   87,200     Wyeth                                                                   4,227
                                                                                 ----------
                                                                                     51,207
                                                                                 ----------
              Total Health Care                                                     172,351
                                                                                 ----------
              INDUSTRIALS (11.4%)
              -------------------
              AEROSPACE & DEFENSE (3.4%)
  159,275     Boeing Co.                                                             12,331
  151,400     Goodrich Corp.                                                          6,112
   97,900     Honeywell International, Inc.                                           3,789
  136,350     Lockheed Martin Corp.                                                  10,864
  147,550     Precision Castparts Corp.                                               8,801
   68,800     United Technologies Corp.                                               4,279
                                                                                 ----------
                                                                                     46,176
                                                                                 ----------
              AIR FREIGHT & LOGISTICS (1.0%)
  126,050     C.H. Robinson Worldwide, Inc.                                           5,770
  164,350     Expeditors International of Washington, Inc.                            7,473
                                                                                 ----------
                                                                                     13,243
                                                                                 ----------

26

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              CONSTRUCTION & ENGINEERING (0.2%)
   38,800     Fluor Corp.                                                        $    3,408
                                                                                 ----------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
  149,075     Caterpillar, Inc.                                                      10,565
   26,900     Oshkosh Truck Corp.                                                     1,154
   28,400     Terex Corp.*                                                            1,273
                                                                                 ----------
                                                                                     12,992
                                                                                 ----------
              DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.6%)
   82,200     Corporate Executive Board Co.                                           7,727
                                                                                 ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.2%)
  627,300     American Power Conversion Corp.                                        10,589
   81,400     Emerson Electric Co.                                                    6,424
                                                                                 ----------
                                                                                     17,013
                                                                                 ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
  121,800     Waste Management, Inc.                                                  4,187
                                                                                 ----------
              HUMAN RESOURCES & EMPLOYMENT SERVICES (0.7%)
  250,300     Monster Worldwide, Inc.*                                               10,012
                                                                                 ----------
              INDUSTRIAL CONGLOMERATES (1.0%)
   60,900     3M Co.                                                                  4,287
  175,000     General Electric Co.                                                    5,721
   36,500     Textron, Inc.                                                           3,282
                                                                                 ----------
                                                                                     13,290
                                                                                 ----------
              INDUSTRIAL MACHINERY (1.1%)
   12,000     Danaher Corp.                                                             782
  191,200     Illinois Tool Works, Inc.                                               8,744
   99,800     ITT Industries, Inc.                                                    5,045
                                                                                 ----------
                                                                                     14,571
                                                                                 ----------
              RAILROADS (0.5%)
  106,800     Burlington Northern Santa Fe Corp.                                      7,360
                                                                                 ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
   20,300     Fastenal Co.                                                              722
                                                                                 ----------
              TRUCKING (0.4%)
  117,000     Ryder System, Inc.                                                      5,897
                                                                                 ----------
              Total Industrials                                                     156,598
                                                                                 ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (11.6%)
              ------------------------------
              APPLICATION SOFTWARE (0.5%)
   99,500     Adobe Systems, Inc.*                                               $    2,837
   38,800     Amdocs Ltd.*                                                            1,407
   31,600     Autodesk, Inc.*                                                         1,078
   38,700     Intuit, Inc.*                                                           1,195
                                                                                 ----------
                                                                                      6,517
                                                                                 ----------
              COMMUNICATIONS EQUIPMENT (2.2%)
  699,200     Cisco Systems, Inc.*                                                   12,481
  145,200     Corning, Inc.*                                                          2,769
   56,600     Foundry Networks, Inc.*                                                   586
  615,100     Nokia Corp. ADR(h)                                                     12,210
   47,000     QUALCOMM, Inc.                                                          1,657
                                                                                 ----------
                                                                                     29,703
                                                                                 ----------
              COMPUTER HARDWARE (1.1%)
  205,200     Apple Computer, Inc.*                                                  13,945
   33,600     Avid Technology, Inc.*(h)                                               1,184
                                                                                 ----------
                                                                                     15,129
                                                                                 ----------
              COMPUTER STORAGE & PERIPHERALS (1.0%)
  271,600     EMC Corp.*                                                              2,757
  317,750     Network Appliance, Inc.*                                                9,434
   61,600     QLogic Corp.*                                                           1,077
                                                                                 ----------
                                                                                     13,268
                                                                                 ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.8%)
  171,100     Alliance Data Systems Corp.*                                            8,781
  214,875     CheckFree Corp.*(h)                                                     9,562
   18,300     DST Systems, Inc.*                                                      1,030
   49,000     First Data Corp.                                                        2,002
   74,600     Mastercard Inc. "A"*                                                    3,422
                                                                                 ----------
                                                                                     24,797
                                                                                 ----------
              ELECTRONIC EQUIPMENT MANUFACTURERS (0.1%)
   31,400     Amphenol Corp. "A"                                                      1,761
                                                                                 ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
   43,600     Benchmark Electronics, Inc.*                                            1,061
                                                                                 ----------
              INTERNET SOFTWARE & SERVICES (2.0%)
  281,075     Akamai Technologies, Inc.*                                             11,139
   44,250     Google, Inc. "A"*                                                      17,107
                                                                                 ----------
                                                                                     28,246
                                                                                 ----------

28

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              IT CONSULTING & OTHER SERVICES (0.9%)
   64,500     Accenture Ltd. "A"                                                 $    1,887
  151,700     Cognizant Technology Solutions Corp. "A"*                               9,935
                                                                                 ----------
                                                                                     11,822
                                                                                 ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
   23,400     Lam Research Corp.*                                                       973
   18,300     MEMC Electronic Materials, Inc.*                                          557
   70,150     Varian Semiconductor Equipment Associates, Inc.*                        2,224
                                                                                 ----------
                                                                                      3,754
                                                                                 ----------
              SEMICONDUCTORS (0.3%)
  116,800     Marvell Technology Group Ltd.*                                          2,167
   58,900     Microchip Technology, Inc.                                              1,900
                                                                                 ----------
                                                                                      4,067
                                                                                 ----------
              SYSTEMS SOFTWARE (0.8%)
  194,400     Microsoft Corp.                                                         4,671
  455,500     Oracle Corp.*                                                           6,819
                                                                                 ----------
                                                                                     11,490
                                                                                 ----------
              TECHNOLOGY DISTRIBUTORS (0.5%)
   12,400     CDW Corp.                                                                 733
  185,100     Tech Data Corp.*                                                        6,882
                                                                                 ----------
                                                                                      7,615
                                                                                 ----------
              Total Information Technology                                          159,230
                                                                                 ----------
              MATERIALS (1.4%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
  122,900     Lyondell Chemical Co.                                                   2,737
                                                                                 ----------
              CONSTRUCTION MATERIALS (0.1%)
   13,000     Martin Marietta Materials, Inc.                                         1,047
                                                                                 ----------
              DIVERSIFIED CHEMICALS (0.3%)
  111,000     Du Pont (E.I.) De Nemours & Co.                                         4,402
                                                                                 ----------
              DIVERSIFIED METALS & MINING (0.1%)
    6,400     Rio Tinto plc ADR                                                       1,337
                                                                                 ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
  161,900     Monsanto Co.                                                            6,960
                                                                                 ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              GOLD (0.0%)(a)
   11,800     Freeport-McMoRan Copper & Gold, Inc. "B"                           $      644
                                                                                 ----------
              STEEL (0.2%)
  107,400     Companhia Vale Do Rio Doce ADR                                          2,491
                                                                                 ----------
              Total Materials                                                        19,618
                                                                                 ----------
              TELECOMMUNICATION SERVICES (1.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
   44,200     AT&T, Inc.                                                              1,325
   26,600     NeuStar, Inc. "A"*                                                        821
  351,800     Verizon Communications, Inc.                                           11,898
                                                                                 ----------
                                                                                     14,044
                                                                                 ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.3%)
  178,350     Sprint Nextel Corp.                                                     3,531
   14,500     Syniverse Holdings, Inc.*                                                 203
                                                                                 ----------
                                                                                      3,734
                                                                                 ----------
              Total Telecommunication Services                                       17,778
                                                                                 ----------
              UTILITIES (3.6%)
              ----------------
              ELECTRIC UTILITIES (1.1%)
  132,800     Entergy Corp.                                                          10,239
  135,800     Pinnacle West Capital Corp.                                             5,841
                                                                                 ----------
                                                                                     16,080
                                                                                 ----------
              MULTI-UTILITIES (2.5%)
  240,000     CenterPoint Energy, Inc.(h)                                             3,298
  122,000     Dominion Resources, Inc.                                                9,574
  313,300     Duke Energy Corp.                                                       9,499
  195,300     MDU Resources Group, Inc.                                               4,814
  351,100     Xcel Energy, Inc.                                                       7,036
                                                                                 ----------
                                                                                     34,221
                                                                                 ----------
              Total Utilities                                                        50,301
                                                                                 ----------
              Total Common Stocks (cost: $1,274,836)                              1,335,232
                                                                                 ----------
              EXCHANGE-TRADED FUNDS (0.2%)
   25,600     MidCap SPDR Trust Series 1(h)(cost: $3,256)                             3,465
                                                                                 ----------
              Total Equity Securities (cost: $1,278,092)                          1,338,697
                                                                                 ----------

30

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                                                                     MARKET
    NUMBER                                                                            VALUE
 OF SHARES    SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.6%)

              MONEY MARKET FUNDS
16,429,717    SSgA Money Market Fund, 4.93%(b)                                   $   16,430
33,151,520    SSgA Prime Money Market Fund, 5.15%(b)                                 33,152
                                                                                 ----------
              Total Money Market Instruments (cost: $49,582)                         49,582
                                                                                 ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
              SECURITIES LOANED (8.6%)

              MONEY MARKET FUNDS (0.0%)(a)
   420,393    AIM Short-Term Investment Co. Liquid Assets Portfolio, 5.22%(b)           420
                                                                                 ----------

 PRINCIPAL
    AMOUNT
     (000)
----------
             COMMERCIAL PAPER (0.9%)
   $11,730   Park Granada LLC, 5.43%(d), 8/01/2006(c),(e)                            11,730
                                                                                 ----------
             CORPORATE OBLIGATIONS (2.7%)
    15,000   Bank of America N.A., Notes, 5.36%(f), 6/13/2007                        15,004
    11,300   Canadian Imperial Bank of Commerce, Yankee CD, 5.47%(f), 1/30/2007      11,317
    11,000   Five Finance, Inc., Notes(c), 5.38%(f), 9/05/2006                       11,000
                                                                                 ----------
             Total Corporate Obligations                                             37,321
                                                                                 ----------
             REPURCHASE AGREEMENTS (5.0%)(i)
    27,000   Credit Suisse First Boston, LLC, 5.27%, acquired on 7/31/2006 and due 8/01/2006 at $27,000 (collateralized by $26,855 of Freddie
                Mac Notes(g), 5.40%, due 10/10/2008; and $220 of Treasury
                Inflation Index Bonds, 3.88%, due 1/15/2009; combined market
                value $27,545)                                                       27,000
    22,000   Deutsche Bank Securities, Inc., 5.27%, acquired on 7/31/2006 and due 8/01/2006 at $22,000 (collateralized by $22,545 of Federal
                Home Loan Bank Bonds(g), 4.63%, due 11/21/2008; market value
                $22,445)                                                             22,000
    20,000   Morgan Stanley & Co., Inc., 5.25%, acquired on 7/31/2006
                and due 8/01/2006 at $20,000 (collateralized by $20,320 of
                Federal Home Loan Bank Bonds(g), 3.85%-6.00%,
                due 2/22/2008-4/25/2016; combined market value $20,402)              20,000
                                                                                 ----------
             Total Repurchase Agreements                                             69,000
                                                                                 ----------
             Total Short-Term Investments Purchased With Cash Collateral
                From Securities Loaned (cost: $118,458)                             118,471
                                                                                 ----------

             TOTAL INVESTMENTS (COST: $1,446,132)                                $1,506,750
                                                                                 ==========

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA GROWTH & INCOME FUND
JULY 31, 2006

                                 GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%. Investments in foreign securities were 5.0% of net assets at July 31, 2006.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         CD - Certificate of deposit

         SPDR - Standard & Poor's depositary receipt, or "Spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Represents less than 0.1% of net assets.
         (b) Rate represents the money market fund annualized seven-day yield at July 31, 2006.
         (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Directors, unless otherwise noted as illiquid.

         (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

32

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         (e) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Directors, unless otherwise noted as illiquid.

         (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2006.

         (g) Securities issued by government-sponsored enterprises (GSEs) are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (h) The security or a portion thereof was out on loan as of July 31, 2006.

         (i) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         * Non-income-producing security for the year ended July 31, 2006.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA GROWTH & INCOME FUND
JULY 31, 2006

ASSETS
   Investments in securities, at market value (including securities
      on loan of $114,032) (identified cost of $1,446,132)                          $1,506,750
   Cash                                                                                     36
   Receivables:
      Capital shares sold                                                                  920
      USAA Transfer Agency Company (Note 6D)                                                 4
      Dividends and interest                                                             1,098
      Securities sold                                                                    5,672
      Other                                                                                116
                                                                                    ----------
         Total assets                                                                1,514,596
                                                                                    ----------

LIABILITIES
   Payables:
      Upon return of securities loaned                                                 118,494
      Securities purchased                                                              16,922
      Capital shares redeemed                                                            1,255
   Accrued management fees                                                                 659
   Accrued transfer agent's fees                                                            61
   Other accrued expenses and payables                                                     219
                                                                                    ----------
         Total liabilities                                                             137,610
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,376,986
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $1,177,501
   Accumulated net realized gain on investments                                        138,867
   Net unrealized appreciation of investments                                           60,618
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,376,986
                                                                                    ==========
   Capital shares outstanding                                                           75,901
                                                                                    ==========
   Authorized shares of $.01 par value                                                 110,000
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $    18.14
                                                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA GROWTH & INCOME FUND
YEAR ENDED JULY 31, 2006

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $93)                                   $  19,255
  Interest                                                                               1,591
  Securities lending (net)                                                               1,165
                                                                                     ---------
      Total income                                                                      22,011
                                                                                     ---------
EXPENSES
  Management fees                                                                        7,857
  Administration and servicing fees                                                      2,078
  Transfer agent's fees                                                                  3,042
  Custody and accounting fees                                                              283
  Postage                                                                                  506
  Shareholder reporting fees                                                                99
  Directors' fees                                                                            7
  Registration fees                                                                         77
  Professional fees                                                                         85
  Other                                                                                     30
                                                                                     ---------
     Total expenses                                                                     14,064
  Expenses paid indirectly                                                                (266)
                                                                                     ---------
     Net expenses                                                                       13,798
                                                                                     ---------
NET INVESTMENT INCOME                                                                    8,213
                                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on:
     Investments                                                                       173,998
     Foreign currency transactions                                                          30
  Change in net unrealized appreciation/depreciation of:
     Investments                                                                      (167,028)
     Foreign currency translations                                                           1
                                                                                     ---------
        Net realized and unrealized gain                                                 7,001
                                                                                     ---------
Increase in net assets resulting from operations                                     $  15,214
                                                                                     =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA GROWTH & INCOME FUND
YEARS ENDED JULY 31,

                                                                     2006              2005
                                                               ----------------------------
FROM OPERATIONS
   Net investment income                                       $    8,213        $    8,490
   Net realized gain on investments                               173,998            78,513
   Net realized gain (loss) on foreign currency transactions           30                (7)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                (167,028)           92,637
      Foreign currency translations                                     1                (1)
                                                               ----------------------------
         Increase in net assets resulting from operations          15,214           179,632
                                                               ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (7,795)           (8,619)
   Net realized gains                                             (82,911)          (74,554)
                                                               ----------------------------
      Distributions to shareholders                               (90,706)          (83,173)
                                                               ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      224,080           183,216
   Reinvested dividends                                            88,731            81,187
   Cost of shares redeemed                                       (190,233)         (160,998)
                                                               ----------------------------
      Increase in net assets from
         capital share transactions                               122,578           103,405
                                                               ----------------------------
   Net increase in net assets                                      47,086           199,864

NET ASSETS
   Beginning of year                                            1,329,900         1,130,036
                                                               ----------------------------
   End of year                                                 $1,376,986        $1,329,900
                                                               ============================
Accumulated overdistribution of net investment income:
   End of year                                                 $        -        $       (6)
                                                               ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     11,834            10,056
   Shares issued for dividends reinvested                           4,733             4,417
   Shares redeemed                                                (10,087)           (8,830)
                                                               ----------------------------
      Increase in shares outstanding                                6,480             5,643
                                                               ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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           to FINANCIAL Statements

USAA GROWTH & INCOME FUND
JULY 31, 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company incorporated under the laws of Maryland consisting of 17 separate funds. Effective after the close of business on July 31, 2006, the USAA Growth & Income Fund (the Fund) was reorganized into a newly established corresponding series of USAA Mutual Funds Trust, which is an existing Delaware statutory trust that was formerly known as USAA State Tax-Free Trust. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not

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USAA GROWTH & INCOME FUND
JULY 31, 2006

                 take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Company's Board of Directors. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Debt securities purchased with original maturities of 60 days or less are valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Other debt securities are valued each business day by a pricing service (the Service) approved by the Company's

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           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

                 Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              7. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Company's Board of Directors. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

40

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

                 The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                 Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

           F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended July 31, 2006, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $240,000 and $26,000, respectively, resulting in a total reduction in Fund expenses of $266,000.

           G. INDEMNIFICATIONS - Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

           H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet

42

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. Prior to January 6, 2006, the facility fees assessed by CAPCO were limited to an amount not to exceed 0.09% annually of the $300 million loan agreement.

         For the year ended July 31, 2006, the Fund paid CAPCO facility fees of $2,000, which represents 4.2% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2006.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting for dividend distributions and foreign

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $412,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended July 31, 2006, and 2005, was as follows:

                                            2006           2005
                                        ---------------------------
Ordinary income*                        $19,901,000     $30,041,000
Long-term realized capital gains         70,805,000      53,132,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of July 31, 2006, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                           $142,316,000
Unrealized appreciation of investments                            57,169,000

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 2006, were $2,455,231,000 and $2,418,228,000, respectively.

         The cost of securities, including short-term securities, at July 31, 2006, for federal income tax purposes, was $1,449,581,000.

         Gross unrealized appreciation and depreciation of investments as of July 31, 2006, for federal income tax purposes, were $112,060,000 and

44

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         $54,891,000, respectively, resulting in net unrealized appreciation of $57,169,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transactions. MetWest receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of MetWest, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2006, the Fund received securities-lending income of $1,165,000, which is net of the 20% income retained by MetWest. As of July 31, 2006, the Fund loaned securities having a fair market value of approximately $114,032,000 and received cash collateral of $118,494,000 for the loans. Of this amount, $118,458,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $36,000 remained in cash.

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           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

         A. Management fees - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Company's Board of Directors. The Manager is authorized to select (with approval of the Company's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Company's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

            The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

            The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

46

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           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

            The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)              AS A % OF THE FUND'S AVERAGE NET ASSETS
-------------------------------------------------------------------------
+/- 1.00% to 4.00%                +/- 0.04%
+/- 4.01% to 7.00%                +/- 0.05%
+/- 7.01% and greater             +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

            Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

            For the year ended July 31, 2006, the Fund incurred total management fees, paid or payable to the Manager, of $7,857,000, which is net of a performance adjustment of $(457,000) that decreased the base management fee of 0.60% by 0.03%.

         B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), under which

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

            Wellington Management, Loomis Sayles, and Barrow Hanley direct the investment and reinvestment of the portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager). Loomis Sayles and Barrow Hanley were added as subadvisers effective March 1, 2006.

            The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management had agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management could terminate this waiver if the Manager allocated less than 100% of certain USAA funds' assets investable in U.S. stocks to Wellington Management. The Manager had allocated less than 100% of these Funds' assets investable in U.S. stocks to Wellington Management. This waiver expired after the close of business on June 30, 2006. For the year ended July 31, 2006, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $1,649,000.

            The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2006, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $463,000.

            The Manager (not the Fund) pays Barrow Hanley a subadvisory fee based on the aggregate net assets that Barrow Hanley manages in the USAA Balanced Strategy Fund, USAA Value Fund, and USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200

48

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

            million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2006, the Manager incurred subadvisory fees, paid or payable to Barrow Hanley, of $678,000.

         C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2006, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,078,000.

            In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Company's Board of Directors has approved the reimbursement of these expenses incurred by the Manager. For the year ended July 31, 2006, the Fund reimbursed the Manager $38,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

         D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2006, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,042,000. Additionally, the Fund recorded a receivable from SAS of $4,000 at July 31, 2006, for adjustments related to corrections to shareholder transactions.

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           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

         On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management has not determined the effect, if any, that the adoption of FIN 48 will have on the Fund's financial statements.

50

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           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED MAY 31,
                                              -------------------------------------------------------------------
                                                    2006          2005            2004         2003          2002
                                              -------------------------------------------------------------------
Net asset value at beginning of period        $    19.16    $    17.72      $    15.76     $  14.64      $  19.69
                                              -------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .10           .13             .04          .05           .10
   Net realized and unrealized gain (loss)           .16          2.61            1.97         1.45         (4.47)
                                              -------------------------------------------------------------------
Total from investment operations                     .26          2.74            2.01         1.50         (4.37)
                                              -------------------------------------------------------------------
Less distributions:
   From net investment income                       (.10)         (.13)           (.05)        (.05)         (.10)
   From realized capital gains                     (1.18)        (1.17)              -         (.33)         (.58)
                                              -------------------------------------------------------------------
Total distributions                                (1.28)        (1.30)           (.05)        (.38)         (.68)
                                              -------------------------------------------------------------------
Net asset value at end of period              $    18.14    $    19.16      $    17.72     $  15.76       $ 14.64
                                              ===================================================================
Total return (%)*                                   1.22         15.79           12.75        10.56        (22.74)
Net assets at end of period (000)             $1,376,986    $1,329,900      $1,130,036     $932,781      $850,987
Ratio of expenses to average
   net assets (%)**(a)                              1.01          1.00            1.01         1.09          1.05
Ratio of net investment income
   to average net assets (%)**                       .59           .69             .22          .37           .57
Portfolio turnover (%)                            179.30         81.26           72.93        66.01         73.52

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
**  For the year ended July 31, 2006, average net assets were $1,386,472,000.
(a) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                    (.02%)        (.02%)          (.03%)       (.02%)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA GROWTH & INCOME FUND
JULY 31, 2006

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees, and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2006, through July 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

52

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                         BEGINNING             ENDING             DURING PERIOD*
                                      ACCOUNT VALUE         ACCOUNT VALUE       FEBRUARY 1, 2006 -
                                     FEBRUARY 1, 2006       JULY 31, 2006         JULY 31, 2006
                                     -------------------------------------------------------------
Actual                                  $1,000.00            $  953.20                $4.89

Hypothetical
   (5% return before expenses)           1,000.00             1,019.79                 5.06

         *Expenses are equal to the Fund's annualized expense ratio of 1.01%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of -4.68% for the six-month period of February 1, 2006, through July 31, 2006.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)

USAA GROWTH & INCOME FUND
JULY 31, 2006

FEBRUARY BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the Board held on February 22, 2006, the Board, including the Independent Board Members, approved the adoption of the Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) with respect to the Fund. In advance of the meeting, the Directors received and considered a variety of information relating to the Subadvisory Agreements, Loomis Sayles, and Barrow Hanley, and were given the opportunity to ask questions and request additional information from management. In addition, the Board also relied on information about Loomis Sayles and Barrow Hanley that it had received for its April 28, 2005, meeting in connection with its approval of the continuation of the subadvisory agreement with Loomis Sayles with respect to the USAA Growth Fund and the subadvisory agreement with Barrow Hanley with respect to the USAA Value Fund. The information provided to the Board for the February meeting included, among other things: (i) materials about the experience and success of each subadviser in managing similar accounts; (ii) the qualifications of the individuals at each subadviser responsible for these investment activities; (iii) the investment performance of each subadviser in similar accounts as correlated against indices for the Fund; and (iv) the fees to be paid to each subadviser. Prior to voting, the Independent Board Members reviewed the proposed Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreements. The Independent Board Members also reviewed the proposed Subadvisory Agreements in private sessions with their counsel at which no representatives of management were present.

         In approving the Fund's Subadvisory Agreements with each subadviser with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to

54

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

         the Fund by each subadviser, including the personnel that will be providing services; (ii) each subadviser's compensation and any other benefits that will be derived from the subadvisory relationship by each subadviser; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board, including the Independent Board Members, voted to approve the Subadvisory Agreements with respect to the Fund. In approving the Subadvisory Agreements, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Independent Board Members were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Directors considered information provided to them regarding the services to be provided by each subadviser. The Board considered each subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund and each subadviser's level of staffing. The Directors noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Directors also noted each subadviser's brokerage practices. The Board also considered each subadviser's regulatory and compliance history. The Board noted that IMCO's monitoring processes of each subadviser includes: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each subadviser.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each subadviser. In considering the cost of services to be provided by each subadviser and the profitability to each subadviser of its relationship with the Fund, the Directors noted that the fees under the Subadvisory Agreements will be paid by IMCO. The Directors also relied on the ability of IMCO to negotiate the Subadvisory Agreements with respect to the Fund and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each subadviser, each subadviser's anticipated profitability with respect to the Fund, and the potential economies of scale in each subadviser's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to each subadviser. The Board noted IMCO's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each subadviser. The Board also noted the long-term performance record of Loomis Sayles and Barrow Hanley for similar accounts as compared to relevant benchmark indices. The Board also considered the success of Loomis Sayles in managing the USAA First Start Growth Fund and a portion of the USAA Growth Fund, and the success of Barrow Hanley in managing the USAA Value Fund.

         CONCLUSION. The Board reached the following conclusions regarding the Subadvisory Agreements with respect to the Fund, among others: (i) each subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each subadviser maintains an appropriate compliance program; (iii) each subadviser's performance in managing accounts similar to the Fund is reasonable in relation to

56

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by IMCO and each subadviser. Based on the Board's conclusions, the Directors determined that approval of the Subadvisory Agreements with respect to the Fund would be in the interests of the Fund and its shareholders.

APRIL BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the Board of Directors held on April 19, 2006, the Board, including the Directors who are not "interested persons" of the Company (the "Independent Directors"), approved the continuance of the Investment Advisory Agreement between the Company and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Directors received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Directors also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Directors of the Company receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Independent Directors were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Manager relating to its operations and

58

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Company.

         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Directors, guided also by information obtained from their

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of both its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Directors also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board of Directors noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Directors also reviewed various comparative data provided to them in connection with their

60

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance exceeded the average of its performance universe and was below the average of its Lipper index for the one-year period ended December 31, 2005. The Fund's performance was equal to the average of its performance universe and was lower than its Lipper index for the three-year period ended December 31, 2005, and exceeded the average of its performance universe and its Lipper index for the five-year period ended December 31, 2005. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one- and three-year periods ended December 31, 2005. The Board noted management's discussion of the Fund's performance and took into account actions taken with respect to the Fund's performance, noting the recent addition of new subadvisers to the Fund.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Directors noted that the Manager pays the subadvisory fees. The Directors reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Company, including that the Manager may derive reputational and other benefits from its association with the Fund. The Directors recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on their conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and

62

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Independent Directors were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Directors considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Directors noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Directors also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
         (iii) due diligence visits to the Subadviser.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Directors noted that the fees under the Subadvisory Agreements were paid by the Manager. The Directors also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available.

         However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadvisers.

         As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2005, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

64

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2006

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, the Board of Directors determined that approval of each Subadvisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

 D I R E C T O R S '  A N D  O F F I C E R S '
=====================-----------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

              The Board of Directors of the Company consists of five Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

              Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of July 31, 2006. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

              * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS
                AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

66

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2,4)
              Director
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services (SAS).

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3,4,5,6)
              Director
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              ROBERT L. MASON, PH.D. (3,4,5,6)
              Director
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3,4,5,6)
              Director
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              RICHARD A. ZUCKER (2,3,4,5,6)
              Director and Chairman of the Board of Directors
              Born: July 1943
              Year of Election or Appointment: 1992(+)

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (+) MR. ZUCKER WAS ELECTED AS CHAIRMAN OF THE BOARD IN 2005.

68

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02).

              STUART WESTER*
              Vice President
              Born: June 1947
              Year of Appointment: 2002

              Vice President, Equity Investments, IMCO (1/99-present).

              RONALD B. SWEET
              Vice President
              Born: November 1962
              Year of Appointment: 2006

              Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (97-6/06).

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/USAA Financial Planning Services
              (FPS) General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, USAA Financial Advisers, Inc. (FAI), FPS, and SAS.

              (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              * STUART WESTER RETIRED EFFECTIVE AUGUST 31, 2006.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              DEBRA K. DUNN
              Treasurer
              Born: August 1969
              Year of Appointment: 2005

              Assistant Vice President, IMCO/FPS Finance, USAA (9/04-present); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02); Financial Business Analyst, Strategic Financial Analysis, IMCO (3/00-1/01). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI.

              EILEEN M. SMILEY
              Assistant Secretary
              Born: November 1959
              Year of Appointment: 2003

              Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, SAS, FAI, and FPS.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01).

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01).

70

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

                   DIRECTORS    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
            AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                   CUSTODIAN    State Street Bank and Trust Company
              AND ACCOUNTING    P.O. Box 1713
                       AGENT    Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

           USAA SELF-SERVICE    For account balance, last transaction, fund
            TELEPHONE SYSTEM    prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE COMPANY'S BOARD OF DIRECTORS FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
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                                                                           Paper

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          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

23431-0906                                   (C)2006, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Directors of USAA Mutual Fund, Inc. approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. On September 14, 2005, the Board of Directors of USAA Mutual Fund, Inc. approved a revised Sarbanes Code applicable to the Funds' senior financial officers. There were no substantive changes to the ethical duties or responsibilities of the Funds' senior financial officers. The changes to the Sarbanes Code were necessary because of the change of the Funds' Chairman of the Board to an independent director. The revised Sarbanes Code clarifies that the same USAA personnel will continue to receive reports of all violations of the Sarbanes Code and be required to approve outside employment and certain financial interests in transactions. Under the revised Sarbanes Code, the Funds' Board of Directors will continue to receive the same notifications, reports and have the same power that it had before under the original Sarbanes Code. On September 13, 2006, the Board of Directors of USAA Mutual Funds Trust approved a revised Sarbanes Code reflecting shareholders' approval of a reorganization of the USAA Funds into one legal entity, USAA Mutual Funds Trust. A copy of the revised Sarbanes Code is attached as an Exhibit to this Form N-CSR. The only change was to reflect the name change of the new legal entity after the reorganization.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code or the revised Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. had been designated as the audit committee financial expert for USAA Mutual Fund, Inc. Dr. Starks resigned from the Board of Trustees effective May 22, 2006, and the Board has not determined that another Trustee qualifies as an audit committee financial expert. Because of the recent resignation of its audit committee financial expert, the Board is evaluating this situation and will take appropriate action.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Fund, Inc., consists of 17 funds in all. Only 14 funds of the Registrant (excluding the Index Funds) have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2006 and 2005 were $356,180 and $249,300, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2006 and 2005 were $50,000 and $15,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the tax services are listed below in the table:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 7-31-2006     $ 6,059            $    0       $13,746           $ 6,218          $ 26,023
FYE 7-31-2005     $56,100            $    0       $17,249           $     0          $ 73,349
----------------------------------------------------------------------------------------------
TOTAL             $62,159            $    0       $30,995           $ 6,218          $ 99,372
----------------------------------------------------------------------------------------------

All tax service fees were preapproved by the Audit Committee.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2006 and 2005.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS for July 31, 2006 and 2005 were $138,023 and $116,349, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2006 and 2005 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Fund, Inc. (Fund) have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation. Disclosure controls and procedures were established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.


                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------


                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUND, INC. (except the Index Funds)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    SEPTEMBER 27, 2006
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    OCTOBER 2, 2006
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ---------------------------------------------
         Signature and Title:  Debra K. Dunn/Treasurer

Date:    OCTOBER 2, 2006
         ------------------------------


*Print the name and title of each signing officer under his or her signature.